SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): August 28, 2003

WFS Receivables Corporation 2

(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	333-106649 (Commission file number)	88-0466468 (IRS employer identification no.)

444 East Warm Springs Road #116 Las Vegas, Nevada (Address of principal executive offices)	89119 (Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-106649

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 10.2
Exhibit 10.3
Exhibit 10.6

ITEM 5. OTHER EVENTS

     In connection with the offering of WFS Financial 2003-3 Owner Trust Auto Receivable Backed Notes, attached are copies of the final Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Administration Agreement, Sale and Servicing Agreement and the Insurance, Indemnity and Pledge Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 1.1	Underwriting Agreement dated as of August 5, 2003

Exhibit 4.1	Amended and Restated Trust Agreement dated as of August 28, 2003

Exhibit 4.2	Indenture dated as of August 1, 2003

Exhibit 10.2	Sale and Servicing Agreement dated as of August 1, 2003

Exhibit 10.3	Insurance, Indemnity and Pledge Agreement dated as of August 1, 2003

Exhibit 10.6	Administration Agreement dated as of August 1, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 2

Date: September 5, 2003	/s/ John L. Coluccio John L. Coluccio, President

INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Underwriting Agreement dated as of August 5, 2003

4.1	Amended and Restated Trust Agreement dated as of August 28, 2003

4.2	Indenture dated as of August 1, 2003

10.2	Sale and Servicing Agreement dated as of August 1, 2003

10.3	Insurance, Indemnity and Pledge Agreement dated as of August 1, 2003

10.6	Administration Agreement dated as of August 1, 2003

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